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                                                                    Exhibit 10.2


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                            AND OTHER LOAN DOCUMENTS

         This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Agreement"), is made as of September 30th , 2002 (the "Effective Date"), by and among GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation ("Lender"), and BRE/PARK PLACE L.L.C., a Delaware limited liability company (the "Borrower), with reference to the following:

                                    RECITALS:

         A. WHEREAS, On September 18, 2002, Lender made a loan to Borrower in the principal amount of $123,000,000 (the "Existing Mortgage Loan"), pursuant to that certain Loan and Security Agreement, dated as of the date thereof (as the same may be amended, restated and supplemented from time to time, the "Existing Mortgage Loan Agreement"), between Borrower and Lender, which Existing Mortgage Loan is evidenced by that certain Note, dated as of the date thereof, made by Borrower in favor of Lender and secured by that certain first priority Deed of Trust, Security Agreement and Fixture Filing, Assignment of Leases, Rents, and Security Deposits, dated as the date thereof, executed and delivered by Borrower to Lender and encumbering the Property (as defined in the Existing Mortgage Loan Agreement), and the other Loan Documents (as defined in the Existing Mortgage Loan Agreement (the "Existing Loan Documents").

         B. WHEREAS, On September 18, 2002, German American Capital Corporation, in its capacity as mezzanine lender (the "Senior Tier Mezzanine Lender"), made a mezzanine loan to BRE/PARK PLACE MEZZANINE L.L.C., a Delaware limited liability company ("Senior Tier Mezzanine Borrower"), in the principal amount of $41,000,000 (the "Existing Mezzanine Loan"), pursuant to that certain Mezzanine Loan and Security Agreement, dated as of the date thereof (as the same may be amended, restated and supplemented from time to time, the "Existing Mezzanine Loan Agreement"), between Senior Tier Mezzanine Borrower and Senior Tier Mezzanine Lender, which Existing Mezzanine Loan was originally evidenced by those two certain Mezzanine Notes, dated as of the date thereof, ((i) one in the principal amount of $26,500,000 (as the same may be amended and supplemented from time to time, the "Senior Tier Mezzanine Note"), and (ii) one in the principal amount of $14,500,000 (as the same may be amended, restated and supplemented from time to time, the "Junior Tier Mezzanine Note")), made by Senior Tier Mezzanine Borrower in favor of Senior Tier Mezzanine Lender and secured by (i) that certain Pledge and Security Agreement, dated as of the date thereof, between Senior Tier Mezzanine Borrower and Senior Tier

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Mezzanine Lender, and (ii) the other Loan Documents (Mezzanine) (as defined in the Existing Mezzanine Loan Agreement (the "Existing Mezzanine Loan Documents").

         C. WHEREAS, Senior Tier Mezzanine Borrower, BRE/PARK PLACE JUNIOR MEZZANINE L.L.C., a Delaware limited liability company ("Junior Tier Mezzanine Borrower"), Senior Tier Mezzanine Lender, German American Capital Corporation, in its capacity as mezzanine lender ("Junior Tier Mezzanine Lender"), and Guarantor have agreed to modify the Existing Mezzanine Loan upon certain terms and conditions set forth in that certain First Amendment to Mezzanine Loan and Security Agreement and Other Loan Documents, dated as of the date hereof (the "First Amendment to the Mezzanine Loan Agreement"); and

         D. WHEREAS, Borrower and Lender have agreed to modify and amend the Existing Mortgage Loan Agreement and the other Existing Loan Documents in order to accurately reflect the restructuring of the Existing Mezzanine Loan upon certain terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

         1. Incorporation. The recital paragraphs set forth above are hereby incorporated herein by this reference as if fully set forth herein.

         2. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meanings as are ascribed to such terms in the Existing Mortgage Loan Agreement or any of the other Existing Loan Documents.

         3. No Offset. Borrower represents and warrants that (a) all of its representations and warranties in the Existing Loan Documents, as same are amended hereby, are true and complete on the date hereof with the same force and effect as if made on such date, except that Exhibit I of the Existing Mortgage Loan Agreement is hereby deleted in its entirety and Exhibit I B First Amended attached hereto is hereby substituted therefor; (b) the Existing Loan Documents are in full force and effect; (c) Lender has fully performed all obligations to Borrower under the Existing Loan Documents which it was obligated to perform on or prior to the date hereof; and (d) Borrower has no defenses, claims, causes of action, counterclaims or offsets against Lender, or any of its officers, employees, agents, directors or attorneys of any kind or nature whatsoever.

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         4. Conditions Precedent. Borrower represents and warrants that each of the following conditions have been satisfied on or before the Effective Date:

                  (a) Senior Tier Mezzanine Borrower and Junior Tier Mezzanine Borrower have executed and delivered to Senior Tier Mezzanine Lender a fully executed original counterpart of the Assumption and Release Agreement (as defined in the First Amendment to the Mezzanine Loan Agreement) in form and substance acceptable to Senior Tier Mezzanine Lender.

                  (b) Lender has received from legal counsel satisfactory to Lender legal opinions, including, without limitation, substantive nonconsolidation opinions, in form and substance satisfactory to Lender in Lender=s sole and absolute discretion.

                  (c) Senior Tier Mezzanine Lender has received from legal counsel satisfactory to Senior Tier Mezzanine Lender legal opinions, including, without limitation, substantive nonconsolidation opinions, in form and substance satisfactory to Senior Tier Mezzanine Lender in Senior Tier Mezzanine Lender=s sole and absolute discretion.

                  (d) No Default or Event of Default has occurred under the Existing Loan Documents.

         5. Mezzanine Loan and Mezzanine Note. Section 1.1 of the Existing Mortgage Loan Agreement is hereby modified by eliminating the definitions of "Intercreditor Agreement", "Mezzanine Loan", "Mezzanine Loan Documents"and "Mezzanine Note" and substituting the following therefor:

         INTERCREDITOR AGREEMENT shall mean an intercreditor agreement between Lender, Mezzanine Lender and Junior Tier Mezzanine Lender.

         MEZZANINE LOAN shall mean the $26,500,000 mezzanine loan from Mezzanine Lender to the Mezzanine Borrower that is evidenced and secured by the Mezzanine Loan Documents.

         MEZZANINE LOAN DOCUMENTS shall mean, collectively, the Mezzanine Loan Agreement, the Mezzanine Note, the Account Agreement (Mezzanine), the Recourse Guaranty (Mezzanine), the Environmental Indemnity (Mezzanine) and the Pledge and any and all other agreements, instruments or documents executed

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         by Mezzanine Borrower evidencing, securing or delivered in connection with the Mezzanine Loan and the transactions contemplated thereby, including, without limitation, officer's certificates, together with and any and all agreements, instruments or documents executed by Junior Tier Mezzanine Borrower evidencing, securing or delivered in connection with the Junior Tier Mezzanine Loan and the transactions contemplated thereby, including, without limitation, officer's certificates.

         MEZZANINE NOTE shall mean that certain Mezzanine Note, dated as of September 18, 2002, in the principal amount of Twenty-Six Million Five Hundred Thousand Dollars ($26,500,000), made by Mezzanine Borrower, as maker, in favor of Mezzanine Lender, as payee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         6. Junior Tier Mezzanine Loan and Junior Tier Mezzanine Note. Section
1.1 of the Existing Mortgage Loan Agreement is hereby modified by adding the following definitions:

         JUNIOR TIER MEZZANINE BORROWER shall mean BRE/Park Place Junior Mezzanine L.L.C., a Delaware limited liability company.

         JUNIOR TIER MEZZANINE LENDER shall mean German American Capital Corporation, a Maryland Corporation, as holder of the Junior Tier Mezzanine Note, and its successors and assigns.

         JUNIOR TIER MEZZANINE LOAN shall mean the $14,500,000 mezzanine loan from Junior Tier Mezzanine Lender to Junior Tier Mezzanine Borrower that is evidenced and secured by the Junior Tier Mezzanine Loan Documents.

         JUNIOR TIER MEZZANINE LOAN AND SECURITY AGREEMENT shall mean that certain Junior Tier Mezzanine Loan and Security Agreement, dated as of September 30, 2002, by and between BRE/Park Place Junior Mezzanine L.L.C, as mezzanine borrower, and German American Capital Corporation, as mezzanine lender.

         JUNIOR TIER MEZZANINE LOAN DOCUMENTS shall have the meaning ascribed to such term in the Mezzanine Loan Agreement.

         JUNIOR TIER MEZZANINE NOTE shall mean that certain Amended and Restated Mezzanine Note, dated September 30th , 2002, made by Junior Tier Mezzanine Borrower, as maker, in favor of Junior Tier Mezzanine Lender, as payee, in the

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         principal amount of $14,500,000, made by the Junior Tier Mezzanine
         Borrower in favor of Junior Tier Mezzanine Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         7. References to Mezzanine Note. All references in any of the Existing Loan Documents to the Mezzanine Note shall be deemed to be references to the Mezzanine Note and the Junior Tier Mezzanine Note, collectively.

         8. Additional Representations and Warranties: Borrower hereby represents and warrants that the Existing Loan Documents, as hereby amended, executed by Borrower and, as applicable, Guarantor, in connection with the Loan, including, without limitation, the Note, are the legal, valid and binding obligations of Borrower and, as applicable, Guarantor, enforceable against Borrower and, as applicable, Guarantor, in accordance with their terms, subject only to bankruptcy, insolvency and other limitations on creditor=s rights generally and to equitable principles. Such Existing Loan Documents are not subject to any right of rescission, setoff, counterclaim or defense by the Borrower, including the defense of usury, nor will the operation of any of the terms of the Note or such other Existing Loan Documents, as hereby amended, or the exercise of any rights thereunder, render same unenforceable against Borrower, in whole or in part, or subject to any right of rescission, setoff, counterclaim, or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York pursuant to '5-1401 of the New York General Obligations Law.

         10. References Generally. All references in the Existing Mortgage Loan Agreement, as amended hereby, to any other Existing Loan Document shall be deemed to refer to such Existing Loan Document as amended hereby. All references in any of the other Existing Loan Documents to the Existing Mortgage Loan Agreement shall be deemed to be references to the Existing Mortgage Loan Agreement as amended hereby.

         11. Ratification. The Existing Loan Documents, except as amended hereby, shall remain unchanged and in full force and effect in accordance with their terms and, as amended hereby, are hereby ratified and confirmed.

         12. Counterparts. This Agreement may be executed in multiple counterparts, all of which, when taken together, shall constitute a fully executed original agreement.

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         13. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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         IN WITNESS WHEREOF, each of the parties hereto have executed this
Agreement as of the day and year first written above.

                                            BORROWER:

                                            BRE/PARK PLACE L.L.C.,
                                            a Delaware limited liability company

                                            By: /s/ Dennis S. McDonagh
                                                ------------------------------
                                            Name: Dennis J. McDonagh
                                            Title: Vice President, Treasurer
                                                   & Secretary

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                                             LENDER:

                                             GERMAN AMERICAN CAPITAL
                                             CORPORATION, a Maryland corporation

                                             By: /s/ Eric Schultz
                                                 ------------------------------
                                             Name: Eric Schultz
                                             Title: Vice President

                                             By: /s/ Stephen H. Choe
                                                 ------------------------------
                                             Name: Stephen H. Choe
                                             Title: Authorized Signatory